Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

     In connection with the Quarterly Report of Penford Corporation (the “Company”) on Form 10-Q for the period ended November 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Thomas D. Malkoski, Chief Executive Officer of the Company, and Steven O. Cordier, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas D. Malkoski

Thomas D. Malkoski
Chief Executive Officer

Dated: January 7, 2005

/s/ Steven O. Cordier

Steven O. Cordier
Chief Financial Officer

Dated: January 7, 2005